SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of report (Date of earliest event reported): April 30, 2003

                                  AVIGEN, INC.
               (Exact name of registrant as specified in charter)

               Delaware                          000-28272                          13-3647113
    (State or other jurisdiction of      (Commission File Number)      (I.R.S. Employer Identification No.)
            incorporation)

                             1301 Harbor Bay Parkway
                            Alameda, California 94502
              (Address of principal executive offices and zip code)

 Registrant's telephone number, including area code: (510) 748-7150

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Item 9. Regulation FD Disclosure

      This Form 8-K is being furnished to report information pursuant to Item 12
- Results of Operations and Financial Conditions as follows:

      On April 30, 2003, Avigen, Inc. issued a press release announcing results for the first quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        AVIGEN, INC.

Dated: April 30, 2003                   By: /s/ Thomas J. Paulson
                                          --------------------------------------
                                          Thomas J. Paulson
                                          Vice President, Finance and
                                          Chief Financial Officer


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                                INDEX TO EXHIBITS
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99.1  Press release of Avigen, Inc. issued April 30, 2003, announcing results for the first quarter of fiscal year 2003.


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